UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-19684                 57-0925911
         --------                   -----------              ------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)             Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

               Not applicable.

Item 2.  Acquisition or Disposition of Assets

               Not applicable.

Item 3.  Bankruptcy or Receivership

               Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

               Not applicable.

Item 5.  Other Events

               Not applicable.

Item 6.  Resignations of Registrant's Directors

               Not applicable.

Item 7.  Financial Statements and Exhibits

               (a)  Financial statements of businesses acquired: Not applicable

               (b)  Pro forma financial information: Not applicable

               (c)  Exhibits:

                    Exhibit 99.1  Registrant's  press  release dated January 28,
                    2004

Item 8.  Change in Fiscal Year

               Not applicable.

Item 9.  Regulation FD Disclosure

               Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

               Not applicable.

Item 11. Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
         Plans

               Not applicable.

Item 12. Results of Operations and Financial Condition

     On January 28, 2004, the Registrant issued a press release announcing its earnings for the first quarter of fiscal year 2004, which ended on December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference in response to this Item 12.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COASTAL FINANCIAL CORPORATION



Dated:    January 30, 2004             By: /s/ Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer